Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2019 (unaudited)

	Shares	Value (000)
Common Stocks (97.6%)
Aerospace & Defense (1.2%)
AECC Aviation Power Co., Ltd., Class A	1,764,972	$6,941

Air Freight & Logistics (2.8%)
Deppon Logistics Co Ltd, Class A	2,355,088	6,599
SF Holding Co. Ltd., Class A	1,689,646	9,237
		15,836

Automobiles (2.0%)
SAIC Motor Corp., Ltd., Class A	2,974,300	11,583

Banks (13.8%)
Bank of Communications Co., Ltd., Class A	33,109,469	30,833
China CITIC Bank Corp., Ltd. H Shares (a)	28,791,000	18,337
China Everbright Bank Co. Ltd. H Shares (a)	20,902,000	9,878
Industrial & Commercial Bank of China Ltd., Class A	24,226,700	20,077
		79,125
Beverages (2.1%)
Kweichow Moutai Co., Ltd., Class A	67,668	8,636
Tsingtao Brewery Co., Ltd., Class A	472,000	3,035
		11,671

Capital Markets (1.8%)
Huatai Securities Co., Ltd. H Shares (a)	5,113,400	10,225

Chemicals (1.7%)
Tangshan Sanyou Chemical Industries Co.,Ltd., Class A	9,203,833	9,611

Commercial Services & Supplies (3.5%)
Focused Photonics Hangzhou, Inc., Class A	4,901,000	20,078

Electronic Equipment, Instruments & Components (0.7%)
O-film Tech Co., Ltd., Class A	1,982,111	4,211

Food Products (3.6%)
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	4,674,115	20,278

Health Care Providers & Services (7.3%)
China National Accord Medicines Corp. Ltd., Class A	1,118,316	8,573
Huadong Medicine Co. Ltd., Class A	2,565,025	12,500
Shanghai Pharmaceuticals Holding Co., Ltd., Class A	1,730,338	5,328
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	7,127,700	15,545
		41,946
Hotels, Restaurants & Leisure (5.5%)
China CYTS Tours Holding Co., Ltd., Class A	11,193,021	28,043
Tsui Wah Holdings Ltd.	31,511,000	3,251
		31,294

Household Durables (5.3%)
Qingdao Haier Co., Ltd., Class A	11,940,696	30,504

Insurance (6.7%)
China Pacific Insurance Group Co., Ltd., Class A	2,227,540	11,344
China Pacific Insurance Group Co., Ltd. H Shares (a)	6,791,600	26,644
		37,988

Machinery (1.3%)
CRRC Corp., Ltd. H Shares (a)	7,599,000	7,163

Media (2.6%)
Qingdao Citymedia Co., Ltd., Class A	7,136,143	8,931
Southern Publishing & Media Co., Ltd., Class A	4,240,368	5,998
		14,929

Oil, Gas & Consumable Fuels (1.4%)
China Petroleum & Chemical Corp., Class A	9,531,351	8,151

Personal Products (3.1%)
Shanghai Jahwa United Co., Ltd., Class A	3,783,577	17,804

Pharmaceuticals (13.0%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	13,130,973	56,429
Yunnan Baiyao Group Co., Ltd., Class A	1,425,470	18,155
		74,584
Real Estate Management & Development (7.3%)
China Fortune Land Development Co. Ltd., Class A	1,957,735	9,071
China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	6,543,461	22,483
Huafa Industrial Co., Ltd. Zhuhai, Class A	7,523,986	10,401
		41,955

Software (5.0%)
Beijing Thunisoft Corp., Ltd., Class A	8,957,863	28,504

Transportation Infrastructure (5.9%)
Jiangsu Expressway Co., Ltd., Class A	3,696,100	5,446
Shenzhen Airport Co., Ltd., Class A	19,054,595	28,455
		33,901
Total Common Stocks (Cost $496,858)		558,282
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (b) (Cost $788)	787,722	788
Total Investments (97.7%) (Cost $497,646) (c)(d)(e)		559,070
Other Assets in Excess of Liabilities (2.3%)		13,030
Net Assets (100.0%)		$572,100

(a)	Security trades on the Hong Kong exchange.
(b)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

(c)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2019, the Fund did not engage in any cross-trade transactions.

(d)

The approximate fair value and percentage of net assets, $558,282,000 and 97.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.

(e)

At March 31, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $70,602,000 and the aggregate gross unrealized depreciation is approximately $9,178,000, resulting in net unrealized appreciation of approximately $61,424,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.5%
Banks	14.1
Pharmaceuticals	13.3
Real Estate Management & Development	7.5
Health Care Providers & Services	7.5
Insurance	6.8
Transportation Infrastructure	6.1
Hotels, Restaurants & Leisure	5.6
Household Durables	5.5
Software	5.1
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments • March 31, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the

Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$6,941	$—	$6,941
Air Freight & Logistics	—	15,836	—	15,836
Automobiles	—	11,583	—	11,583
Banks	—	79,125	—	79,125
Beverages	—	11,671	—	11,671
Capital Markets	—	10,225	—	10,225
Chemicals	—	9,611	—	9,611
Commercial Services & Supplies	—	20,078	—	20,078
Electronic Equipment, Instruments & Components	—	4,211	—	4,211
Food Products	—	20,278	—	20,278
Health Care Providers & Services	—	41,946	—	41,946
Hotels, Restaurants & Leisure	—	31,294	—	31,294
Household Durables	—	30,504	—	30,504
Insurance	—	37,988	—	37,988
Machinery	—	7,163	—	7,163
Media	—	14,929	—	14,929
Oil, Gas & Consumable Fuels	—	8,151	—	8,151
Personal Products	—	17,804	—	17,804
Pharmaceuticals	—	74,584	—	74,584
Real Estate Management & Development	—	41,955	—	41,955
Software	—	28,504	—	28,504
Transportation Infrastructure	—	33,901	—	33,901
Total Common Stocks	—	558,282	—	558,282
Short-Term Investment
Investment Company	788	—	—	788
Total Assets	$788	$558,282	$—	$559,070

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.